Exhibit 99.1

                                  $316,402,000
                                  (Approximate)
                        GSAA Home Equity Trust 2004-4(1)
                     GS Mortgage Securities Corp., Depositor
                            Asset-Backed Certificates

Overview of the Offered Certificates
------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                           Approximate                                  Initial           Average      Principal
                            Principal      Certificate    Credit      Pass-Through          Life        Payment           Ratings
Certificates             Balance (1)(2)      Type        Support(3)     Rate (4)         (yrs)(5)     Window(5)(6)      Moody's/S&P
------------------------------------------------------------------------------------------------------------------------------------
A-1                       $147,740,000        Sr            7.50%     LIBOR +[ ]%            2.35     07/04 - 09/10        Aaa/AAA
A-2A                      $104,859,000        Sr            7.50%     LIBOR + [ ]%           1.25     07/04 - 06/07        Aaa/AAA
A-2B                       $42,880,000        Sr            7.50%     LIBOR + [ ]%           5.02     06/07 - 09/10        Aaa/AAA
M-1                         $6,548,000        Mez           5.45%     LIBOR + [ ]%           4.37     08/07 - 09/10        Aa1/AA+
M-2                         $9,584,000        Mez           2.45%     LIBOR + [ ]%           4.34     07/07 - 09/10         A1/A+
M-3                         $4,791,000        Mez           0.95%     LIBOR + [ ]%           4.01     07/07 - 09/10       Baa1/BBB+
Total                     $316,402,000
------------------------------------------------------------------------------------------------------------------------------------


(1) The aggregate initial principal balance of the Offered Certificates will be subject to an upward or downward variance of no more than approximately 5%.
(2) The principal balance of the Offered Certificates is based as of the Statistical Calculation Date scheduled principal balance rolled one month at an assumed prepayment rate of 6% CPR.
(3)   Initial OC will be fully funded 0.95%.
(4) See the "Structure of the Offered Certificates" section of this Term Sheet for more information on the Pass-Through Rates of the Offered Certificates.
(5) Assuming payments based on the pricing speeds outlined in "Key Terms - Pricing Prepayment Assumption" section of this Term Sheet and to a 10% Clean-up Call on the Certificates.
(6) The Final Scheduled Distribution Date for the Offered Certificates is the Distribution Date in May 2034.

      Selected Mortgage Pool Data (7)

-------------------------------------------------------- -----------------------
                                                            Aggregate
-------------------------------------------------------- -----------------------
Scheduled Principal Balance:                                     $321,211,889
Number of Mortgage Loans:                                               1,077
Avg. Scheduled Principal Balance:                                    $298,247
Wtd. Avg. Gross Coupon:                                                 5.718%
Wtd. Avg. Net Coupon(8):                                                5.310%
Wtd. Avg. Original FICO Score:                                            693
Wtd. Avg. Original LTV Ratio:                                           75.97%
Wtd. Avg.  Std. Remaining Term (Mo.):                                     357
Wtd. Avg.  Seasoning (Mo.):                                                 3
Wtd. Avg. Months to Roll:                                                  44
Wtd. Avg. Gross Margin:                                                 2.771%
Wtd. Avg. Initial Rate Cap:                                             4.028%
Wtd. Avg. Periodic Rate Cap:                                            1.456%
Wtd Avg. Gross Maximum Lifetime Rate:                                  11.715%
-------------------------------------------------------- -----------------------


(7) All percentages calculated herein are percentages of scheduled principal balances as of the Statistical Calculation Date.
(8) The Weighted Average Net Coupon is equivalent to the Weighted Average Gross Coupon less servicing fees.


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal, state or local income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Features of the Transaction
---------------------------

o The mortgage loans in the transaction consist of Alt-A type, hybrid, adjustable rate, first lien, residential mortgage loans (the "Mortgage Loans") originated and serviced by Indymac Bank, F.S.B. ("Indymac").

o Credit support for the Offered Certificates will be provided through a senior/subordinate structure, overcollateralization of 0.95%, excess spread, and mortgage insurance on certain Mortgage Loans.

o This transaction will contain a 1 month LIBOR interest rate cap agreement (the "Interest Rate Cap") available to pay Basis Risk Carry Forward Amounts on all LIBOR Certificates in the manner described herein. The Interest Rate Cap will have an initial notional amount of $319,437,289, a term of 59 months beginning on the first distribution date, and the trust fund will receive a payment under the cap contract with respect to any Distribution Date on which one-month LIBOR exceeds the applicable lower collar with respect to such Distribution Date shown in the tables appearing on page 22 with an upper collar of 10.00%. (See Appendix A for Interest Rate Cap details).

o None of the Mortgage Loans are classified as (a) "high cost" loans under the Home Ownership and Equity Protection Act of 1994, as amended or (b) "high cost" loans under any other applicable state, federal or local law.

o None of the Mortgage Loans secured by a property in the state of Georgia were originated between October 1, 2002 and March 7, 2003.

o The transaction will be modeled on INTEX as "GSAA044" and on Bloomberg as "GSAA 04-4".

o The Offered Certificates will be registered under a registration statement filed with the Securities and Exchange Commission.

Time Table
----------
Expected Closing Date:          On or before June 28, 2004

Cut-off Date:                   June 1, 2004

Statistical Calculation
Date:                           May 1, 2004 scheduled principal balances.

Expected Pricing Date:          On or before [June 17], 2004

First Distribution Date:        July 26, 2004

Key Terms
---------

Offered Certificates:           Class A-1, A-2A, A-2B, M-1, M-2, and M-3 Certificates

Class A Certificates:           Class A-1, A-2A, and A-2B Certificates

Subordinate Certificates:       Class M-1, M-2, and M-3 Certificates



Depositor:                      GS Mortgage Securities Corp.

Manager:                        Goldman, Sachs & Co.

Servicer:                       Indymac

Trustee:                        JPMorgan Chase Bank

Servicing Fee Rate:             40.8 bps weighted average for the pool

Distribution Date:              25th day of the month or the following business day

Record Date:                    For any Distribution Date, the last business day of the Interest Accrual Period


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal, state or local income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Delay Days:                     0 day delay

Day Count:                      Actual/360 basis

Interest Accrual Period:        The prior Distribution Date to the day prior to the current Distribution Date except for the initial accrual period for which interest will accrue from the Closing Date.

Pricing Prepayment
Assumption:                     30% CPR

Due Period:                     For the Mortgage Loans, the period commencing on the second day of the calendar month preceding the month in which the Distribution Date occurs and ending on the first day of the calendar month in which Distribution Date occurs

Mortgage Loans:                 The trust will consist of Alt-A type, hybrid, adjustable rate, first lien residential mortgage loans with an approximate scheduled principal balance of $321,211,889.

Servicer Advancing:             Yes as to principal and interest, subject to recoverability

Compensating Interest:          The Servicer shall provide compensating interest equal to the lesser of (A) the aggregate of the prepayment interest shortfalls on the Mortgage Loans resulting from voluntary principal prepayments on the Mortgage Loans during the month prior to the month in which the related Distribution Date occurs and (B) one half of the aggregate Servicing Fee received by the Servicer for that
                                Distribution Date

Optional Clean-up Call:         The transaction has a 10% optional clean-up call

Rating Agencies:                Moody's Investors Service and Standard & Poor's Ratings Group

Minimum Denomination:           $50,000 with regard to each of the Offered Certificates

Legal Investment:               It is anticipated that the Class A and Class M-1 Certificates will be SMMEA eligible

ERISA Eligible:                 Underwriter's exemption is expected to apply to all Offered Certificates. However, prospective purchasers should consult their own counsel

Tax Treatment:                  All Offered Certificates represent REMIC regular interests and, to a limited extent, interests in certain basis risk interest carryover payments pursuant to the payment priorities in the transaction, which interest in certain basis risk interest carryover payments will be treated for tax purposes as an interest rate cap contract

Prospectus:                     The Offered Certificates will be offered pursuant to a prospectus supplemented by a prospectus supplement (together, the "Prospectus"). Complete information with respect to the Offered
                                Certificates and the collateral securing them will be contained in the Prospectus. The information herein is qualified in its entirety by the information appearing in the Prospectus. To the extent that the information herein is inconsistent with the Prospectus, the Prospectus shall govern in all respects. Sales of the Offered Certificates may not be consummated unless the purchaser has received the Prospectus

                                PLEASE SEE "RISK FACTORS" IN THE PROSPECTUS FOR A DESCRIPTION OF INFORMATION THAT SHOULD BE
                                CONSIDERED IN CONNECTION WITH AN INVESTMENT IN THE OFFERED CERTIFICATES

This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal, state or local income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Structure of the Offered Certificates
-------------------------------------

Description of Principal and Interest Distributions

Until the Step-Down Date, or so long as a Trigger Event is in effect, principal will be paid to the Offered Certificates as described herein. On or after the Step-Down Date, so long as no Trigger Event is in effect, the Offered Certificates will be paid, in order of seniority, principal only to the extent necessary to maintain their credit enhancement target. Excess interest will be available to maintain the overcollateralization (which is one component of the credit support available to the Certificateholders).

Interest on the Certificates will be paid monthly at a rate of one-month LIBOR plus a margin, subject to the WAC Cap as described below. The interest paid to each class of Offered Certificates will be reduced by their allocable share of prepayment interest shortfalls not covered by compensating interest and shortfalls resulting from the application of Servicemember's Civil Relief Act (or any similar state statute) allocated to such class. Any reductions in the Pass-Through Rate on the Offered Certificates attributable to the WAC Cap will be carried forward with interest at the applicable Pass-Through Rate as described below and will be payable after payment of all required principal payments on such future Distribution Dates. Such carry forward will not be paid back after the certificate principal balance of the applicable class has been reduced to zero.

Definitions
-----------

Credit Enhancement. The Offered Certificates are credit enhanced by (1) the Net Monthly Excess Cash Flow from the Mortgage Loans, (2) 0.95% overcollateralization (after the Step-Down Date, so long as a Trigger Event is not in effect, the required overcollateralization will equal 1.90% of the aggregate scheduled principal balance of the Mortgage Loans for the applicable Distribution Date, subject to a floor equal to 0.50% of the aggregate scheduled balance of the Mortgage Loans as of the Cut-off Date), and (3) subordination of distributions on the more subordinate classes of certificates to the required distributions on the more senior classes of certificates.

Mortgage Insurance. As of the Cut-off Date, of the Mortgage Loans with LTVs greater than 80%, approximately 100% of such Mortgage Loans by aggregate principal balance will be covered either by borrower paid mortgage insurance or lender paid mortgage insurance.

Credit Enhancement Percentage Before Step-Down. For any Distribution Date, the percentage obtained by dividing (x) the aggregate certificate principal balance of the subordinate certificates (including any overcollateralization and taking into account the distributions of the Principal Distribution Amount for such Distribution Date) by (y) the aggregate scheduled principal balance of the Mortgage Loans as of the last day of the related Due Period.


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal, state or local income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Step-Down Date. The earlier of (A) the date on which the principal balance of the Class A Certificates has been reduced to zero and (B) the later to occur of:

(x) the Distribution Date occurring in July 2007; and

(y) the first Distribution Date on which the Credit Enhancement Percentage for the Class A Certificates is greater than or equal to 15.00%.

-----------------------------------------------------------------------------
          Class           Target Credit Enhancement     Step-Down Credit
                                  Percentage         Enhancement Percentage
-----------------------------------------------------------------------------
            A                       7.50%                    15.00%
           M-1                      5.45%                    10.90%
           M-2                      2.45%                     4.90%
           M-3                      0.95%                     1.90%
-----------------------------------------------------------------------------

Trigger Event. A Trigger Event is in effect on any Distribution Date if (i) on that Distribution Date the 60 Day+ Rolling Average equals or exceeds 40% of the prior period's Credit Enhancement Percentage to be specified in the Prospectus (the 60 Day+ Rolling Average will equal the rolling 3 month average percentage of Mortgage Loans that are 60 or more days delinquent, including loans in foreclosure and REO) or (ii) during such period, aggregate amount of realized losses incurred since the Cut-off Date through the last day of the related prepayment period divided by the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date (the "Cumulative Realized Loss Percentage") exceeds the amounts set forth below:

---------------------------------------------------------------------------------------------------
    Distribution Date                           Cumulative Realized Loss Percentage:
---------------------------------------------------------------------------------------------------
July 2007 - June 2008     0.750% for the first month, plus an additional 1/12th of 0.250% for each month thereafter (e.g., approximately 0.771% in August 2007)
---------------------------------------------------------------------------------------------------
  July 2008 - June 2009   1.000% for the first month, plus an additional 1/12th of 0.250% for each month thereafter (e.g., approximately 1.021% in August 2008)
---------------------------------------------------------------------------------------------------
  July 2009 - June 2010   1.250% for the first month, plus an additional 1/12th of 0.150% for each month thereafter (e.g., approximately 1.2625% in August 2009)
---------------------------------------------------------------------------------------------------
July 2010 and thereafter                                        1.40%
---------------------------------------------------------------------------------------------------

Step-Up Coupons. If the Optional Clean-up Call is not exercised on the date that it is first exercisable, (i) the Pass-Through Rate on the Class A Certificates will increase to 2x their respective initial margins and the Pass-Through Rate on the Subordinate Certificates will increase to 1.5x their respective initial margins.

Class A-1 Pass-Through Rate. The Class A-1 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [ ]% and (ii) the WAC Cap.

Class A-2A Pass-Through Rate. The Class A-2A Certificates will accrue interest at a per annum interest rate equal to the lesser of (i) one-month LIBOR plus [ ]% and (ii) the WAC Cap.

Class A-2B Pass-Through Rate. The Class A-2B Certificates will accrue interest at a per annum interest rate equal to the lesser of (i) one-month LIBOR plus [ ]% and (ii) the WAC Cap.

Class M-1 Pass-Through Rate. The Class M-1 Certificates will accrue interest at a per annum interest rate equal to the lesser of (i) one-month LIBOR plus [ ]% and (ii) the WAC Cap.

Class M-2 Pass-Through Rate. The Class M-2 Certificates will accrue interest at a per annum interest rate equal to the lesser of (i) one-month LIBOR plus [ ]% and (ii) the WAC Cap.

Class M-3 Pass-Through Rate. The Class M-3 Certificates will accrue interest at a per annum interest rate equal to the lesser of (i) one-month LIBOR plus [ ]% and (ii) the WAC Cap.

WAC Cap. As to any Distribution Date, a per annum rate equal to the weighted average gross rate of the Mortgage Loans in effect on the beginning of the related Due Period less the Servicing Fee Rate, adjusted to actual/360.

Class A Basis Risk Carry Forward Amount. As to any Distribution Date, the supplemental interest amount for the Class A Certificates will equal the sum of:
(i) the excess, if any, that the related class of Class A Certificates, as applicable, would otherwise be due at the related Pass-Through Rate (without regard to the WAC Cap) over interest due on such class of


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal, state or local income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Class A Certificates at a rate equal to the WAC Cap; (ii) any Basis Risk Carry Forward Amount for such class of Class A Certificates, as applicable, remaining unpaid from prior Distribution Dates, and (iii) interest on the amount in clause
(ii) at the related Pass-Through Rate for such class of Class A Certificates (without regard to the WAC Cap).

Class M-1, M-2, and M-3 Basis Risk Carry Forward Amounts. As to any Distribution Date, the supplemental interest amount for each of the Class M-1, M-2, and M-3 Certificates will equal the sum of (i) the excess, if any, of interest that would otherwise be due on such class of certificates at such certificates' applicable Pass-Through Rate (without regard to the WAC Cap) over interest due on such class of certificates at a rate equal to the WAC Cap, (ii) any Basis Risk Carry Forward Amount for such class remaining unpaid for such certificate from prior Distribution Dates, and (iii) interest on the amount in clause (ii) at the certificates' applicable Pass-Through Rate (without regard to the WAC
Cap).

Accrued Certificate Interest. For each class of the Offered Certificates for on any Distribution Date, the amount of interest accrued during the related Interest Accrual Period on the related Class Certificate Balance immediately prior to such Distribution Date (or from the Closing Date in the case of the first Distribution Date) at the related Pass-Through Rate as reduced by that class's share of net prepayment interest shortfalls and any shortfalls resulting from the application of the Servicemember's Civil Relief Act or any similar state statutes.

Interest Remittance Amount on the Offered Certificates. For any Distribution Date, the portion of funds available for distribution on such Distribution Date attributable to interest received or advanced on the Mortgage Loans less servicing fees.

Principal Remittance Amount. On any Distribution Date, the sum of

      (i) all scheduled payments of principal due during the related Due Period and received by the Servicer on or prior to the related determination date or advanced by the Servicer on the related Servicer Remittance Date,

      (ii) the principal portion of all partial and full prepayments received during the month prior to the month during which such Distribution Date occurs,

      (iii) the principal portion of all net liquidation proceeds, net condemnation proceeds and net insurance proceeds received during the month prior to the month during which such Distribution Date occurs,

      (iv) the principal portion of the repurchase price for any repurchased Mortgage Loans, the repurchase obligation for which arose during the month prior to the month during which such Distribution Date occurs and that were repurchased during the period from the prior Distribution Date through the servicer remittance date prior to such Distribution Date,

      (v) the principal portion of substitution adjustments received in connection with the substitution of a Mortgage Loan as of such Distribution Date, and

      (vi) the principal portion of the termination price if the Optional Clean-Up Call is exercised.

Principal Distribution Amount. On any Distribution Date, the sum of (i) the Basic Principal Distribution Amount and (ii) the Extra Principal Distribution Amount.

Basic Principal Distribution Amount. On any Distribution Date, the excess of (i) the aggregate Principal Remittance Amount over (ii) the Excess Subordinated Amount, if any.

Extra Principal Distribution Amount. For any Distribution Date, the lesser of
(i) the excess of (x) interest collected or advanced on the Mortgage Loans for each Distribution Date (less servicing fees, trustee fees and mortgage insurance fees) and available for distribution during the related due period, over (y) the sum of interest payable on the Offered Certificates on such Distribution Date and (ii) the overcollateralization deficiency amount for such Distribution Date.

Net Monthly Excess Cashflow. For any Distribution Date is the amount of available funds for such Distribution Date remaining after making all payments of interest and principal to the certificates.

Excess Subordinated Amount. For any Distribution Date, means the excess, if any of (i) the actual overcollateralization, and (ii) the required overcollateralization for such Distribution Date.

Class A Principal Distribution Amount. An amount equal to the excess of (x) the aggregate certificate principal balance of the Class A Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (1) approximately 85.00% and (2) the aggregate principal balance of the Mortgage Loans for such Distribution Date and (B) the aggregate


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal, state or local income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

scheduled principal balance of the Mortgage Loans for such Distribution Date minus approximately 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

Class M-1 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate certificate principal balance of the Class A Certificates (after taking into account any payment of principal to the Class A Certificates on such Distribution Date) and (B) the certificate principal balance of the Class M-1 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 89.10% and
(ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

Class M-2 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate certificate principal balance of the Class A Certificates (after taking into account any payment of principal to the Class A Certificates on such Distribution Date), (B) the certificate principal balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), and (C) the certificate principal balance of the Class M-2 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 95.10% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

Class M-3 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate certificate principal balance of the Class A Certificates (after taking into account any payment of principal to the Class A Certificates on such Distribution Date), (B) the certificate principal balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the certificate principal balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), and (D) the certificate principal balance of the Class M-3 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 98.10% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

Realized Losses. With respect to any defaulted Mortgage Loan that is liquidated, the amount of loss realized equal to the portion of the principal balance remaining unpaid after application of all liquidation proceeds, insurance proceeds and condemnation awards, net of amounts reimbursable to the applicable servicer for the related advances and the applicable servicing fees, and trustee fees in respect of such Mortgage Loan.

Distributions

Interest Distributions on the Offered Certificates. On each Distribution Date, interest distributions from the Interest Remittance Amount will be distributed sequentially as follows:


      (i) to the Class A Certificates, pro rata, their Accrued Certificate Interest,

      (ii) to the Class A Certificates, pro rata, any unpaid Accrued Certificate Interest from prior Distribution Dates,

      (iii) to the Class M-1 Certificates, their Accrued Certificate Interest,

      (iv) to the Class M-2 Certificates, their Accrued Certificate Interest, and

      (v)   to the Class M-3 Certificates, their Accrued Certificate Interest.


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal, state or local income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Principal Distributions on the Offered Certificates. On each Distribution Date
(a) prior to the Step-Down Date or (b) on which a Trigger Event is in effect, principal distributions from the Principal Distribution Amount will be allocated as follows:

(a) To the Class A Certificates the Principal Distribution Amount, concurrently, and pro-rata (based on their respective certificate principal balances),

      (i) to the Class A-1 Certificates, until their certificate principal balance has been reduced to zero, and

      (ii) sequentially, to the Class A-2A, and A-2B Certificates, in that order, until their respective certificate principal balances have been reduced to zero;

(b) the portion of the available Principal Distribution Amount remaining after making the distributions described above in paragraph (a) will be distributed sequentially in the following order of priority:

      (i) to the Class M-1 Certificates, until their certificate principal balance has been reduced to zero,

      (ii) to the Class M-2 Certificates, until their certificate principal balance has been reduced to zero, and

      (iii) to the Class M-3 Certificates, until their certificate principal balance has been reduced to zero.

On each Distribution Date (a) on or after the Step-Down Date and (b) on which a Trigger Event is not in effect, the principal distributions from the Principal Distribution Amount will be distributed sequentially as follows:

(a) To the Class A Certificates the lesser of the Class A Principal Distribution Amount and the Principal Distribution Amount, concurrently, and pro-rata (based on their respective certificate principal balances),,

      (i) to the Class A-1 Certificates, until their certificate principal balance has been reduced to zero, and

      (ii) sequentially, to the Class A-2A, and A-2B Certificates, in that order, until their respective certificate principal balances have been reduced to zero.

(b) the portion of the available Principal Distribution Amount remaining after making the distributions described above in paragraph (a) will be distributed sequentially in the following order of priority:

      (i) to the Class M-1 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-1 Principal Distribution Amount, until their certificate principal balance has been reduced to zero,

      (ii) to the Class M-2 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-2 Principal Distribution Amount, until their certificate principal balance has been reduced to zero, and

      (iii) to the Class M-3 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-3 Principal Distribution Amount, until their certificate principal balance has been reduced to zero.


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal, state or local income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Allocation of Net Monthly Excess Cashflow. For any Distribution Date, any Net Monthly Excess Cashflow shall be distributed sequentially as follows:

      (i) to pay the holders of the Offered Certificates in respect of principal (in the order of priority as described above under "Principal Distributions on the Offered Certificates"),

      (ii) to the Class M-1 Certificates, their unpaid interest shortfall amount,

      (iii) to the Class M-2 Certificates, their unpaid interest shortfall amount,

      (iv) to the Class M-3 Certificates, their unpaid interest shortfall amount,

      (v) concurrently, any Class A Basis Risk Carry Forward Amount to the Class A Certificates pro rata, based on the Class A Basis Risk Carry Forward Amounts payable to each class of the Class A Certificates, and

      (vi) sequentially, to Class M-1, M-2, M-3 Certificates, in each case up to their respective unpaid remaining Basis Risk Carry Forward Amounts.

      (vii) (A) from any available Interest Rate Cap payments, concurrently and pro rata (based on their respective unpaid Basis Risk Carry Forward Amounts) to the Class A-1, Class A-2A, and Class A-2B Certificates up to their respective unpaid Basis Risk Carry Forward Amount, (B) from any remaining Interest Rate Cap payments, sequentially to the Class M-1, M-2, and M-3Certificates, in each case, up to their respective remaining Basis Risk Carry Forward Amounts, and (C) to the extent remaining to the excess cashflow certificates.

Class A Principal Allocation. All principal distributions to the Class A Certificates on any Distribution Date will be allocated between the Class A Certificates as described above except that from and after the Distribution Date on which the aggregate certificate principal balances of the Class M-1, M-2, and M-3 Certificates have been reduced to zero, any principal distributions allocated to the Class A Certificates are required to be allocated pro rata to the Class A Certificates, based on their respective certificate principal balances.

Realized Losses. All Realized Losses on the Mortgage Loans will be allocated sequentially on each Distribution Date in the following order of priority, (i) to the excess cash flow, (ii) in reduction of the overcollateralization amount, and (iii) sequentially, to the Class M-3, M-2 and M-1 Certificates, in that order. An allocation of any Realized Losses to a subordinate or mezzanine certificate on any Distribution Date will be made by reducing its certificate principal balance, after taking into account all distributions made on such Distribution Date. Realized Losses will not be allocated to reduce the certificate principal balance of any class of Class A Certificates.


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal, state or local income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Breakeven CDR Table for the Subordinate Certificates
----------------------------------------------------

The assumptions for the breakeven CDR table below are as follows:

o The Pricing Prepayment Assumptions (as defined on page 3 above) are applied

o 1-month, 6-month, and 1-year Forward LIBOR curves and the 1-year CMT curve (as of close on June 3, 2004) are used

o     33% loss severity

o     100% advancing

o     There is a 6 month lag in recoveries

o Priced to call with collateral losses calculated through the life of the applicable bond

o     Certificates are priced at par

------------------------------------------------------------------------------------------------------------------------------
                                    First Dollar of Loss             LIBOR Flat                    0% Return
------------------------------------------------------------------------------------------------------------------------------
Class M1    CDR                                             11.08                       11.19                           11.96
            Yield (%)                                      4.8239                      4.2645                          0.0314
            WAL (yr)                                         4.91                        4.91                            4.73
            Modified Duration                                4.41                        4.42                            4.41
            Principal Window                        May09 - May09               May09 - May09                   Apr09 - Apr09
            Principal Writedown                  1,428.84 (0.02%)          203,117.76 (3.10%)           1,502,050.89 (22.94%)
            Total Collat Loss               22,942,704.21 (7.18%)       23,140,973.31 (7.24%)           24,383,271.80 (7.63%)
------------------------------------------------------------------------------------------------------------------------------
Class M2    CDR                                              6.05                        6.35                            7.32
            Yield (%)                                      5.4879                      4.4068                          0.0361
            WAL (yr)                                         5.49                        5.46                            5.00
            Modified Duration                                4.78                        4.79                            4.73
            Principal Window                        Dec09 - Dec09               Dec09 - Dec09                   Oct09 - Oct09
            Principal Writedown                 12,868.88 (0.13%)          639,443.72 (6.67%)           2,619,972.60 (27.34%)
            Total Collat Loss               13,806,694.30 (4.32%)       14,434,730.87 (4.52%)           16,276,438.33 (5.10%)
------------------------------------------------------------------------------------------------------------------------------
Class M3    CDR                                              3.50                        3.72                            4.29
            Yield (%)                                      5.8787                      4.4569                          0.0187
            WAL (yr)                                         5.82                        5.74                            5.27
            Modified Duration                                4.95                        4.97                            4.96
            Principal Window                        Apr10 - Apr10               Apr10 - Apr10                   Mar10 - Mar10
            Principal Writedown                 17,689.07 (0.37%)          439,168.32 (9.17%)           1,486,287.91 (31.02%)
            Total Collat Loss                8,419,777.92 (2.64%)        8,921,739.34 (2.79%)           10,162,947.76 (3.18%)
------------------------------------------------------------------------------------------------------------------------------


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal, state or local income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Selected Mortgage Loan Data
---------------------------

                             The Mortgage Loans (1)

Scheduled Principal Balance:                         $321,211,889
Number of Mortgage Loans:                                   1,077
Average Scheduled Principal Balance:                     $298,247
Weighted Average Gross Coupon:                             5.718%
Weighted Average Net Coupon (2):                           5.310%
Weighted Average Original FICO Score:                         693
Weighted Average Original LTV Ratio:                       75.97%
Weighted Average Stated Remaining Term (months):              357
Weighted Average Seasoning (months):                            3
Weighted Average Months to Roll:                               44
Weighted Average Gross Margin:                             2.771%
Weighted Average Initial Rate Cap:                         4.028%
Weighted Average Periodic Rate Cap:                        1.456%
Weighted Average Gross Maximum Lifetime Rate:             11.715%
(1) All percentages calculated herein are percentages of scheduled principal balances as of the Statistical Calculation Date.
(2) The Weighted Average Net Coupon is equivalent to the Weighted Average Gross Coupon less servicing fees.


                   Distribution by Current Principal Balance

                                                               Pct. Of     Weighted                        Avg.
                                 Number Of    Principal        Pool By    Avg. Gross     Weighted       Principal
  Current Principal Balance        Loans       Balance        Prin. Bal.    Coupon       Avg. FICO       Balance
-----------------------------------------------------------------------------------------------------------------------
$50,000 & Below                      4         $187,912          0.06%      7.738%          674          $46,978
$50,001 - $75,000                   19        1,254,401          0.39       6.832           672           66,021
$75,001 - $100,000                  43        3,869,362          1.20       6.091           695           89,985
$100,001 - $125,000                 84        9,548,224          2.97       5.970           691          113,669
$125,001 - $150,000                 88       12,096,102          3.77       5.982           693          137,456
$150,001 - $200,000                151       26,548,565          8.27       5.834           692          175,818
$200,001 - $250,000                139       31,368,412          9.77       5.766           693          225,672
$250,001 - $300,000                118       32,375,694         10.08       5.779           689          274,370
$300,001 - $350,000                106       34,541,924         10.75       5.681           692          325,867
$350,001 - $400,000                 92       34,839,597         10.85       5.671           691          378,691
$400,001 - $450,000                 57       24,293,541          7.56       5.668           699          426,202
$450,001 - $500,000                 47       22,482,094          7.00       5.685           689          478,342
$500,001 - $550,000                 29       15,407,363          4.80       5.639           700          531,288
$550,001 - $600,000                 33       19,135,927          5.96       5.758           698          579,877
$600,001 - $650,000                 39       24,881,352          7.75       5.536           685          637,983
$650,001 - $700,000                  5        3,415,033          1.06       5.371           731          683,007
$700,001 - $750,000                  5        3,661,819          1.14       5.358           734          732,364
$750,001 - $800,000                  1          799,400          0.25       4.625           718          799,400
$800,001 - $850,000                  3        2,476,579          0.77       5.001           701          825,526
$850,001 - $900,000                  1          884,974          0.28       5.250           732          884,974
$900,001 - $950,000                  2        1,864,000          0.58       5.868           668          932,000
$950,001 - $1,000,000                7        6,943,616          2.16       5.842           685          991,945
$1,000,001 & Above                   4        8,336,000          2.60       5.582           697        2,084,000
-----------------------------------------------------------------------------------------------------------------------
TOTAL                            1,077     $321,211,889        100.00%      5.718%          693         $298,247
=======================================================================================================================
                           Weighted   Weighted
                             Avg.        Avg.
                           Original     Comb.    Pct. Full    Pct. Owner
Current Principal Balance    LTV         LTV      Loan Doc     Occupied
-------------------------------------------------------------------------
$50,000 & Below              78.23%     78.23%       0.00%      25.20%
$50,001 - $75,000            79.14      81.76       27.21       37.93
$75,001 - $100,000           76.04      79.14       48.22       52.34
$100,001 - $125,000          76.86      80.70       33.28       64.55
$125,001 - $150,000          76.91      80.89       27.08       73.52
$150,001 - $200,000          78.16      82.27       30.09       75.06
$200,001 - $250,000          78.55      84.26       29.69       79.02
$250,001 - $300,000          77.35      82.28       25.31       80.71
$300,001 - $350,000          78.10      84.04       23.61       80.37
$350,001 - $400,000          78.35      83.49       30.48       84.65
$400,001 - $450,000          76.68      81.78       24.60       78.63
$450,001 - $500,000          74.10      78.58       17.07       76.50
$500,001 - $550,000          76.22      81.51       31.04       96.59
$550,001 - $600,000          73.77      78.26       27.25       81.59
$600,001 - $650,000          75.81      80.29       22.97       89.65
$650,001 - $700,000          72.19      72.19       40.66      100.00
$700,001 - $750,000          68.28      73.35        0.00      100.00
$750,001 - $800,000          80.00      94.94      100.00      100.00
$800,001 - $850,000          63.31      63.31        0.00      100.00
$850,001 - $900,000          66.52      66.52      100.00      100.00
$900,001 - $950,000          59.43      59.43        0.00      100.00
$950,001 - $1,000,000        65.39      65.40       14.35       85.63
$1,000,001 & Above           61.90      67.61        0.00      100.00
-------------------------------------------------------------------------
TOTAL                        75.97%     80.68%      25.69%      81.62%
=========================================================================


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal, state or local income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                          Distribution by Current Rate


                                                                 Pct. Of                                   Avg.
                               Number Of     Principal           Pool By   Weighted Avg.  Weighted      Principal
Current Rate                     Loans        Balance           Prin. Bal. Gross Coupon   Avg. FICO      Balance
-------------------------------------------------------------------------------------------------------------------------
4.99% & Below                       83      $26,985,073          8.40%      4.697%          712         $325,121
5.00- 5.49%                        200       70,338,891         21.90       5.271           707          351,694
5.50- 5.99%                        412      130,077,176         40.50       5.696           690          315,721
6.00- 6.49%                        231       62,347,354         19.41       6.153           684          269,902
6.50- 6.99%                        103       24,301,976          7.57       6.643           677          235,942
7.00- 7.49%                         28        4,247,810          1.32       7.170           700          151,708
7.50- 7.99%                         13        2,086,021          0.65       7.599           659          160,463
8.00- 8.49%                          3          478,287          0.15       8.121           660          159,429
8.50- 8.99%                          4          349,300          0.11       8.550           661           87,325
-------------------------------------------------------------------------------------------------------------------------
TOTAL                            1,077     $321,211,889        100.00%      5.718%          693         $298,247
=========================================================================================================================
                             Weighted  Weighted
                              Avg.       Avg.
                            Original    Comb.       Pct. Full   Pct. Owner
                              LTV        LTV        Loan Doc    Occupied
-------------------------------------------------------------------------------
4.99% & Below                74.66%     80.59%      52.24%      95.56%
5.00- 5.49%                  73.36      78.50       32.27       87.92
5.50- 5.99%                  76.31      81.32       24.30       84.36
6.00- 6.49%                  76.59      80.45       13.82       70.25
6.50- 6.99%                  80.01      83.15       16.92       70.07
7.00- 7.49%                  80.87      84.32       18.88       54.30
7.50- 7.99%                  79.46      83.81       21.63       75.48
8.00- 8.49%                  86.43      86.43        0.00       25.30
8.50- 8.99%                  85.01      85.01       37.68        0.00
-------------------------------------------------------------------------------

TOTAL                        75.97%     80.68%      25.69%      81.62%
===============================================================================

================================================================================

                              Distribution by FICO


                                                            Pct. Of                                         Avg.
                               Number Of     Principal      Pool By   Weighted Avg.        Weighted      Principal
FICO                             Loans        Balance      Prin. Bal. Gross Coupon        Avg. FICO       Balance
-------------------------------------------------------------------------------------------------------------------------
780 & Above                         36      $12,520,079       3.90%      5.218%              790         $347,780
760-779                             58       16,643,194       5.18       5.582               769          286,952
740-759                             90       25,316,679       7.88       5.558               750          281,296
720-739                             89       27,922,015       8.69       5.702               730          313,731
700-719                            137       41,722,378      12.99       5.704               709          304,543
680-699                            205       62,072,828      19.32       5.700               689          302,794
660-679                            185       57,587,307      17.93       5.737               669          311,283
640-659                            150       43,565,873      13.56       5.876               650          290,439
620-639                            125       33,582,281      10.45       5.909               632          268,658
600-619                              2          279,255       0.09       6.750               609          139,627
-------------------------------------------------------------------------------------------------------------------------
TOTAL                            1,077     $321,211,889     100.00%      5.718%              693         $298,247
=========================================================================================================================

                          Weighted    Weighted
                            Avg.        Avg.
                          Original     Comb.     Pct. Full   Pct. Owner
                            LTV         LTV       Loan Doc    Occupied
--------------------------------------------------------------------------------
780 & Above                71.50%      74.44%      40.64%      79.08%
760-779                    77.33       81.64       33.56       62.69
740-759                    77.64       81.68       35.10       70.66
720-739                    76.50       82.70       26.07       78.82
700-719                    77.03       83.15       19.73       77.69
680-699                    76.45       80.81       20.46       83.17
660-679                    76.21       80.86       20.66       85.33
640-659                    74.82       79.50       26.09       89.98
620-639                    74.29       78.21       33.78       87.23
600-619                    53.54       53.54       53.53      100.00
--------------------------------------------------------------------------------
TOTAL                      75.97%      80.68%      25.69%      81.62%
================================================================================


                          Distribution by Original LTV


                                                            Pct. Of     Weighted                             Avg.
                               Number Of      Principal     Pool By    Avg. Gross        Weighted         Principal
Original LTV                      Loans        Balance     Prin. Bal.    Coupon          Avg. FICO         Balance
-------------------------------------------------------------------------------------------------------------------------
40.00% & Below                      16       $3,119,359       0.97%      5.436%              709         $194,960
40.01 - 50.00%                      20        7,585,254       2.36       5.260               703          379,263
50.01 - 60.00%                      49       14,925,641       4.65       5.681               673          304,605
60.01 - 70.00%                     122       46,752,369      14.55       5.638               693          383,216
70.01 - 80.00%                     702      212,361,616      66.11       5.743               693          302,509
80.01 - 85.00%                      12        2,594,258       0.81       5.609               690          216,188
85.01 - 90.00%                      72       18,474,372       5.75       5.785               692          256,589
90.01 - 95.00%                      84       15,399,019       4.79       5.869               705          183,322
-------------------------------------------------------------------------------------------------------------------------
TOTAL                            1,077     $321,211,889     100.00%      5.718%              693         $298,247
=========================================================================================================================
                          Weighted
                            Avg.      Weighted
                          Original   Avg. Comb.   Pct. Full    Pct. Owner
                            LTV         LTV       Loan Doc      Occupied
--------------------------------------------------------------------------------
40.00% & Below             33.03%      33.03%       0.00%      69.60%
40.01 - 50.00%             45.71       47.13       10.66       80.69
50.01 - 60.00%             55.18       55.84       14.53       71.42
60.01 - 70.00%             66.82       70.68       16.13       82.20
70.01 - 80.00%             78.51       84.68       27.42       81.49
80.01 - 85.00%             83.97       84.64       54.67       93.82
85.01 - 90.00%             89.60       89.60       33.51       86.71
90.01 - 95.00%             94.71       94.71       40.04       86.29
--------------------------------------------------------------------------------
TOTAL                      75.97%      80.68%      25.69%      81.62%
================================================================================


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal, state or local income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                          Distribution by Document Type


                                                            Pct. Of      Weighted                           Avg.
                              Number Of      Principal      Pool By    Avg. Gross        Weighted         Principal
Documentation Type              Loans         Balance      Prin. Bal.    Coupon          Avg. FICO         Balance
------------------------------------------------------------------------------------------------------------------------
Full                               302      $82,524,345      25.69%      5.508%              697         $273,259
Stated                             491      160,757,675      50.05       5.717               693          327,409
No                                 284       77,929,869      24.26       5.942               688          274,401
------------------------------------------------------------------------------------------------------------------------
TOTAL                            1,077     $321,211,889     100.00%      5.718%              693         $298,247
========================================================================================================================
                          Weighted
                            Avg.     Weighted
                          Original   Avg. Comb.  Pct. Full    Pct. Owner
                            LTV         LTV      Loan Doc     Occupied
--------------------------------------------------------------------------------
Full                       78.79%      86.06%     100.00%      83.92%
Stated                     75.10       80.57        0.00       79.05
No                         74.76       75.19        0.00       84.51
--------------------------------------------------------------------------------
TOTAL                      75.97%      80.68%      25.69%      81.62%
================================================================================


                          Distribution by Loan Purpose

                                                             Pct. Of     Weighted                            Avg.
                               Number Of     Principal       Pool By    Avg. Gross         Weighted       Principal
Loan Purpose                     Loans       Balance        Prin. Bal.   Coupon           Avg. FICO        Balance
------------------------------------------------------------------------------------------------------------------------
Purchase                           545     $158,126,376      49.23%      5.677%              703         $290,140
Cashout Refi                       377      110,449,030      34.39       5.844               678          292,968
Rate/Term Refi                     155       52,636,482      16.39       5.577               694          339,590
------------------------------------------------------------------------------------------------------------------------
TOTAL                            1,077     $321,211,889     100.00%      5.718%              693         $298,247
                          Weighted     Weighted
                           Avg.       Avg. Comb.  Pct. Full    Pct. Owner
                       Original LTV      LTV      Loan Doc     Occupied
--------------------------------------------------------------------------------
Purchase                   80.06%      86.39%      29.12%      78.75%
Cashout Refi               72.24       74.88       20.84       85.74
Rate/Term Refi             71.49       75.69       25.57       81.62
--------------------------------------------------------------------------------
TOTAL                      75.97%      80.68%      25.69%      81.62%
================================================================================


                        Distribution by Occupancy Status

                                                                         Weighted                           Avg.
                              Number Of     Principal    Pct. Of Pool   Avg. Gross       Weighted         Principal
  Occupancy Status               Loans        Balance    By Prin. Bal.   Coupon          Avg. FICO         Balance
--------------------------------------------------------------------------------------------------------------------------
Owner                              827     $262,185,417      81.62%      5.659%              690         $317,032
Non-Owner                          222       51,918,137      16.16       6.000               707          233,865
Second Home                         28        7,108,336       2.21       5.842               699          253,869
--------------------------------------------------------------------------------------------------------------------------
TOTAL                            1,077     $321,211,889     100.00%      5.718%              693         $298,247
==========================================================================================================================
                          Weighted     Weighted
                            Avg.      Avg. Comb.  Pct. Full   Pct. Owner
                        Original LTV    LTV       Loan Doc     Occupied
--------------------------------------------------------------------------------
Owner                      76.28%      82.02%      26.42%     100.00%
Non-Owner                  74.58       74.76       24.48        0.00
Second Home                74.33       74.33        7.84        0.00
--------------------------------------------------------------------------------
TOTAL                      75.97%      80.68%      25.69%      81.62%
================================================================================


                          Distribution by Property Type


                                                                         Weighted                           Avg.
                              Number Of     Principal    Pct. Of Pool   Avg. Gross       Weighted         Principal
Property Type                    Loans        Balance    By Prin. Bal.   Coupon          Avg. FICO         Balance
--------------------------------------------------------------------------------------------------------------------------
Single Family                      637     $191,348,727      59.57%      5.682%              692         $300,390
Pud                                217       69,013,130      21.49       5.682               693          318,033
Condo                              110       27,900,983       8.69       5.684               699          253,645
2-4 Family                          80       25,098,070       7.81       6.082               695          313,726
Townhouse                           20        4,206,098       1.31       5.840               686          210,305
Hi-Rise Condo                       11        3,108,888       0.97       5.848               687          282,626
Co-Op                                2          535,994       0.17       6.104               676          267,997
--------------------------------------------------------------------------------------------------------------------------
TOTAL                            1,077     $321,211,889     100.00%      5.718%              693         $298,247
==========================================================================================================================
                          Weighted     Weighted
                            Avg.      Avg. Comb.  Pct. Full   Pct. Owner
                        Original LTV    LTV       Loan Doc     Occupied
--------------------------------------------------------------------------------
Single Family              76.06%      80.36%      25.72%      86.49%
Pud                        76.33       82.28       23.15       86.35
Condo                      78.39       85.87       31.32       78.76
2-4 Family                 72.70       74.39       26.31       37.91
Townhouse                  71.96       78.14       31.79       53.64
Hi-Rise Condo              71.67       72.99        3.39       90.75
Co-Op                      78.00       78.00      100.00      100.00
--------------------------------------------------------------------------------
TOTAL                      75.97%      80.68%      25.69%      81.62%
================================================================================


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal, state or local income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                              Distribution by State


                                                                         Weighted                           Avg.
                              Number Of     Principal    Pct. Of Pool   Avg. Gross       Weighted         Principal
State                            Loans        Balance    By Prin. Bal.   Coupon          Avg. FICO         Balance
--------------------------------------------------------------------------------------------------------------------------
Arizona                             46       $9,336,085       2.91%      5.723%              692         $202,958
California (Northern)              119       37,454,307      11.66       5.671               700          314,742
California (Southern)              332      123,376,719      38.41       5.673               693          371,617
Colorado                            37       10,577,671       3.29       5.618               706          285,883
Florida                             98       23,738,999       7.39       5.790               691          242,235
Georgia                             34        6,408,295       2.00       5.801               692          188,479
Illinois                            24        6,092,173       1.90       5.688               682          253,841
New Jersey                          32       10,152,977       3.16       5.966               677          317,281
Nevada                              34       10,588,048       3.30       5.853               694          311,413
New York                            53       20,382,993       6.35       5.907               689          384,585
Virginia                            30        8,001,486       2.49       5.634               694          266,716
Others                             238       55,102,137      17.15       5.702               691          231,522
TOTAL                            1,077     $321,211,889     100.00%      5.718%              693         $298,247

                          Weighted     Weighted
                            Avg.      Avg. Comb.  Pct. Full   Pct. Owner
                        Original LTV    LTV       Loan Doc     Occupied
--------------------------------------------------------------------------------
Arizona                    80.12%      84.09%      41.91%      75.23%
California (Northern)      75.52       80.96       24.91       80.01
California (Southern)      75.63       81.74       25.66       82.27
Colorado                   74.96       77.45       19.38       69.14
Florida                    78.83       82.64       23.06       77.31
Georgia                    80.25       83.17       25.16       56.98
Illinois                   75.82       78.78       12.69       84.66
New Jersey                 75.00       78.08       27.10       87.97
Nevada                     71.27       74.26       12.55       82.72
New York                   75.90       77.63       26.53       82.56
Virginia                   79.24       85.08       36.99       92.68
Others                     75.42       79.42       27.71       85.81
--------------------------------------------------------------------------------
TOTAL                      75.97%      80.68%      25.69%      81.62
================================================================================%


                            Distribution by Zip Code


                                                                         Weighted                           Avg.
                              Number Of     Principal    Pct. Of Pool   Avg. Gross       Weighted         Principal
Zip Code                         Loans        Balance    By Prin. Bal.   Coupon          Avg. FICO         Balance
--------------------------------------------------------------------------------------------------------------------------
90069                               2       $3,442,816       1.07%      5.750%              663       $1,721,408
89145                               3        3,344,000       1.04       5.674               700        1,114,667
92629                               4        2,475,000       0.77       5.586               754          618,750
92660                               1        2,380,000       0.74       5.875               733        2,380,000
92677                               5        2,305,794       0.72       5.783               690          461,159
91401                               5        2,054,000       0.64       5.482               698          410,800
91913                               6        1,932,618       0.60       5.690               706          322,103
91326                               4        1,789,924       0.56       5.067               684          447,481
91301                               4        1,778,651       0.55       6.024               653          444,663
92833                               3        1,535,357       0.48       5.735               692          511,786
0thers                          1,040      298,173,730      92.83       5.721               693          286,706
--------------------------------------------------------------------------------------------------------------------------
TOTAL                           1,077     $321,211,889     100.00%      5.718%              693         $298,247
==========================================================================================================================
                         Weighted    Weighted
                           Avg.      Avg. Comb.  Pct. Full  Pct. Owner
                       Original LTV    LTV       Loan Doc    Occupied
--------------------------------------------------------------------------------
90069                     65.61%      65.61%      15.04%     100.00%
89145                     54.57       56.49        0.00      100.00
92629                     76.45       83.07       47.47       52.53
92660                     70.00       90.00        0.00      100.00
92677                     76.98       80.44       17.66      100.00
91401                     77.34       88.15       22.98       88.70
91913                     80.57       87.57       49.99       83.09
91326                     76.91       91.09        0.00      100.00
91301                     70.20       75.81       23.39       72.59
92833                     82.93       91.38        0.00      100.00
0thers                    76.32       80.85       26.35       80.95
--------------------------------------------------------------------------------
TOTAL                     75.97%      80.68%      25.69%      81.62%
================================================================================


                  Distribution by Remaining Months to Maturity

  Remaining                                                              Weighted                           Avg.
  Months To                   Number Of     Principal    Pct. Of Pool   Avg. Gross       Weighted         Principal
  Security                       Loans        Balance    By Prin. Bal.   Coupon          Avg. FICO         Balance
--------------------------------------------------------------------------------------------------------------------------
331 - 360                        1,077     $321,211,889     100.00%      5.718%              693         $298,247
--------------------------------------------------------------------------------------------------------------------------
TOTAL                            1,077     $321,211,889     100.00%      5.718%              693         $298,247
==========================================================================================================================
                         Weighted    Weighted
                           Avg.      Avg. Comb.  Pct. Full  Pct. Owner
                       Original LTV    LTV       Loan Doc    Occupied
--------------------------------------------------------------------------------
331 - 360                  75.97%      80.68%      25.69%      81.62%
--------------------------------------------------------------------------------
TOTAL                      75.97%      80.68%      25.69%      81.62%
================================================================================



This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal, state or local income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                        Distribution by Amortization Type

                                                                         Weighted                           Avg.
  Amortization                Number Of     Principal    Pct. Of Pool   Avg. Gross       Weighted         Principal
     Type                        Loans        Balance    By Prin. Bal.   Coupon          Avg. FICO         Balance
--------------------------------------------------------------------------------------------------------------------------
2/6 Hybrid                         128      $29,242,970       9.10%      5.816%              683         $228,461
3/1 Hybrid                         202       60,372,228      18.80       5.564               699          298,872
3/6 Hybrid                         204       62,308,900      19.40       5.683               696          305,436
5/1 Hybrid                         242       80,236,292      24.98       5.695               693          331,555
5/6 Hybrid                         301       89,051,499      27.72       5.835               690          295,852
--------------------------------------------------------------------------------------------------------------------------
TOTAL                            1,077     $321,211,889     100.00%      5.718%              693         $298,247
==========================================================================================================================
                         Weighted    Weighted
                           Avg.      Avg. Comb.  Pct. Full  Pct. Owner
                       Original LTV    LTV       Loan Doc    Occupied
--------------------------------------------------------------------------------
2/6 Hybrid                 77.63%      81.68%      16.33%      87.06%
3/1 Hybrid                 76.83       81.58       29.45       84.10
3/6 Hybrid                 76.38       81.42       26.60       78.79
5/1 Hybrid                 76.31       80.59       34.17       84.94
5/6 Hybrid                 74.24       79.30       17.94       77.16
--------------------------------------------------------------------------------
TOTAL                      75.97%      80.68%      25.69%      81.62%
================================================================================


                          Distribution Prepayment Term
                                                                         Weighted                           Avg.
   Prepayment                 Number Of     Principal    Pct. Of Pool   Avg. Gross       Weighted         Principal
     Term                        Loans        Balance    By Prin. Bal.   Coupon          Avg. FICO         Balance
--------------------------------------------------------------------------------------------------------------------------
0                                 476     $159,318,518      49.60%      5.657%              691         $334,703
12                                 80       27,866,148       8.68       5.708               702          348,327
24                                 11        3,483,054       1.08       6.033               695          316,641
36                                507      129,638,709      40.36       5.791               694          255,698
60                                  3          905,460       0.28       5.193               745          301,820
--------------------------------------------------------------------------------------------------------------------------
TOTAL                           1,077     $321,211,889     100.00%      5.718%              693         $298,247
==========================================================================================================================
                         Weighted    Weighted
                           Avg.      Avg. Comb.  Pct. Full  Pct. Owner
                       Original LTV    LTV       Loan Doc    Occupied
--------------------------------------------------------------------------------
0                         75.19%      79.92%      21.60%      85.04%
12                        74.24       76.47       33.91       72.18
24                        72.70       75.20       32.17       93.32
36                        77.43       82.74       28.96       79.22
60                        68.80       68.81        0.00       71.02
--------------------------------------------------------------------------------
TOTAL                     75.97%      80.68%      25.69%      81.62%
================================================================================



                          Distribution by Periodic Cap

                                                                         Weighted                           Avg.
   Periodic                   Number Of     Principal    Pct. Of Pool   Avg. Gross       Weighted         Principal
     Cap                         Loans        Balance    By Prin. Bal.   Coupon          Avg. FICO         Balance
--------------------------------------------------------------------------------------------------------------------------
1.00%                             604     $174,666,424      54.38%      5.782%              690         $289,183
1.50%                               1          384,811       0.12       7.625               667          384,811
2.00%                             471      145,889,822      45.42       5.636               696          309,745
2.75%                               1          270,832       0.08       5.375               773          270,832
--------------------------------------------------------------------------------------------------------------------------
TOTAL                           1,077     $321,211,889     100.00%      5.718%              693         $298,247
==========================================================================================================================
                         Weighted    Weighted
                           Avg.      Avg. Comb.  Pct. Full  Pct. Owner
                       Original LTV    LTV       Loan Doc    Occupied
--------------------------------------------------------------------------------
1.00%                     75.58%      80.52%      20.15%      79.89%
1.50%                     80.00      100.00        0.00      100.00
2.00%                     76.40       80.82       32.44       83.61
2.75%                     81.01       81.01        0.00      100.00
--------------------------------------------------------------------------------
TOTAL                     75.97%      80.68%      25.69%      81.62
================================================================================


                      Distribution by Months to Rate Reset

                                                                         Weighted                           Avg.
   Months To                  Number Of     Principal    Pct. Of Pool   Avg. Gross       Weighted         Principal
   Rate Reset                    Loans        Balance    By Prin. Bal.   Coupon          Avg. FICO         Balance
--------------------------------------------------------------------------------------------------------------------------
1 - 12                               2         $620,510       0.19%      5.234%              778         $310,255
13-18                               15        3,433,110       1.07       5.457               685          228,874
19-24                              127       31,163,774       9.70       5.772               690          245,384
25-36                              395      118,725,705      36.96       5.638               697          300,571
37-42                               10        4,281,281       1.33       5.440               726          428,128
43-56                              129       31,770,227       9.89       6.068               698          246,281
57-59                              399      131,217,284      40.85       5.711               688          328,865
--------------------------------------------------------------------------------------------------------------------------
TOTAL                            1,077     $321,211,889     100.00%      5.718%              693         $298,247
==========================================================================================================================
                         Weighted    Weighted
                           Avg.      Avg. Comb.  Pct. Full  Pct. Owner
                       Original LTV    LTV       Loan Doc    Occupied
--------------------------------------------------------------------------------
1 - 12                     70.64%      70.64%      56.35%     100.00%
13-18                      74.09       79.59       38.44       93.41
19-24                      76.88       80.76       17.38       86.98
25-36                      76.87       81.75       28.08       80.94
37-42                      72.19       77.69       79.42      100.00
43-56                      74.94       78.27       34.75       77.87
57-59                      75.38       80.44       21.08       80.88
--------------------------------------------------------------------------------
TOTAL                      75.97%      80.68%      25.69%      81.62%
================================================================================


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal, state or local income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                      Distribution by Minimum Lifetime Rate

   Minimum                                                               Weighted                           Avg.
   Lifetime                   Number Of     Principal    Pct. Of Pool   Avg. Gross       Weighted         Principal
     Rate                        Loans        Balance    By Prin. Bal.   Coupon          Avg. FICO         Balance
--------------------------------------------------------------------------------------------------------------------------
2.00- 2.49%                         30       $5,883,961       1.83%      5.396%              717         $196,132
2.50- 2.99%                      1,012      305,577,535      95.13       5.705               693          301,954
3.00- 3.49%                          7        4,362,471       1.36       5.839               669          623,210
3.50- 3.99%                         16        3,308,933       1.03       6.377               699          206,808
4.00- 4.49%                          3          436,541       0.14       7.493               755          145,514
4.50- 4.99%                          1           70,173       0.02       6.500               667           70,173
5.00- 5.49%                          2          475,330       0.15       6.714               707          237,665
5.50- 5.74%                          1          384,811       0.12       7.625               667          384,811
6.00- 6.49%                          2          281,828       0.09       6.278               628          140,914
6.50- 6.99%                          2          380,729       0.12       7.661               628          190,365
7.00- 7.49%                          1           49,578       0.02       7.490               626           49,578
--------------------------------------------------------------------------------------------------------------------------
TOTAL                            1,077     $321,211,889     100.00%      5.718%              693         $298,247
==========================================================================================================================
                         Weighted    Weighted
                           Avg.      Avg. Comb.  Pct. Full  Pct. Owner
                       Original LTV    LTV       Loan Doc    Occupied
--------------------------------------------------------------------------------
2.00- 2.49%                74.40%      78.12%      39.85%      74.98%
2.50- 2.99%                75.94       80.79       25.13       81.87
3.00- 3.49%                73.04       73.04       26.78      100.00
3.50- 3.99%                83.42       83.79       42.27       64.45
4.00- 4.49%                92.94       92.94      100.00        0.00
4.50- 4.99%                95.00       95.00      100.00      100.00
5.00- 5.49%                73.11       73.11        0.00       42.78
5.50- 5.74%                80.00      100.00        0.00      100.00
6.00- 6.49%                72.45       72.45       53.95      100.00
6.50- 6.99%                69.78       69.78       39.26       39.26
7.00- 7.49%                76.92       76.92        0.00        0.00
--------------------------------------------------------------------------------
TOTAL                      75.97%      80.68%      25.69%      81.62%
================================================================================


                      Distribution by Maximum Lifetime Rate

   Maximum                                                               Weighted                           Avg.
   Lifetime                   Number Of     Principal    Pct. Of Pool   Avg. Gross       Weighted         Principal
     Rate                        Loans        Balance    By Prin. Bal.   Coupon          Avg. FICO         Balance
--------------------------------------------------------------------------------------------------------------------------
9.50- 9.99%                          3       $1,337,411       0.42%      4.323%              733         $445,804
10.00-10.49%                        13        3,313,145       1.03       4.352               716          254,857
10.50-10.99%                        75       25,151,549       7.83       4.837               713          335,354
11.00-11.49%                       191       67,261,070      20.94       5.284               703          352,152
11.50-11.99%                       409      128,367,798      39.96       5.689               691          313,858
12.00-12.49%                       234       63,718,278      19.84       6.141               685          272,300
12.50-12.99%                       105       25,052,751       7.80       6.614               677          238,598
13.00-13.49%                        27        4,096,279       1.28       7.176               698          151,714
13.50-13.99%                        12        1,701,211       0.53       7.593               657          141,768
14.00-14.49%                         3          478,287       0.15       8.121               660          159,429
14.50-14.99%                         5          734,111       0.23       8.065               664          146,822
--------------------------------------------------------------------------------------------------------------------------
TOTAL                            1,077     $321,211,889     100.00%      5.718%              693         $298,247
==========================================================================================================================
                         Weighted    Weighted
                           Avg.      Avg. Comb.  Pct. Full  Pct. Owner
                       Original LTV    LTV       Loan Doc    Occupied
--------------------------------------------------------------------------------
9.50- 9.99%                73.67%      82.60%     100.00%     100.00%
10.00-10.49%               82.97       88.37       75.10       93.65
10.50-10.99%               73.35       79.11       49.23       96.08
11.00-11.49%               73.91       79.02       32.76       87.54
11.50-11.99%               76.11       81.17       22.81       84.36
12.00-12.49%               76.49       80.34       15.15       70.65
12.50-12.99%               79.93       82.97       16.41       69.43
13.00-13.49%               80.35       83.92       15.88       56.31
13.50-13.99%               79.34       80.14       26.52       69.93
14.00-14.49%               86.43       86.43        0.00       25.30
14.50-14.99%               82.38       92.87       17.93       52.42
--------------------------------------------------------------------------------
TOTAL                      75.97%      80.68%      25.69%      81.62%
================================================================================


                      Distribution by First Adjustment Cap


     First                                                               Weighted                           Avg.
   Adjustment                 Number Of     Principal    Pct. Of Pool   Avg. Gross       Weighted         Principal
      Cap                        Loans        Balance    By Prin. Bal.   Coupon          Avg. FICO         Balance
--------------------------------------------------------------------------------------------------------------------------
1.00%                               1         $131,089       0.04%      5.750%              678         $131,089
1.50%                               1          384,811       0.12       7.625               667          384,811
2.00%                               8        2,394,881       0.75       5.623               727          299,360
3.00%                             536      154,455,338      48.09       5.650               696          288,163
5.00%                             503      158,115,218      49.22       5.792               689          314,344
6.00%                              28        5,730,554       1.78       5.403               717          204,663
--------------------------------------------------------------------------------------------------------------------------
TOTAL                           1,077     $321,211,889     100.00%      5.718%              693         $298,247
==========================================================================================================================
                         Weighted    Weighted
                           Avg.      Avg. Comb.  Pct. Full  Pct. Owner
                       Original LTV    LTV       Loan Doc    Occupied
--------------------------------------------------------------------------------
1.00%                     90.41%      90.41%     100.00%     100.00%
1.50%                     80.00      100.00        0.00      100.00
2.00%                     76.19       77.69       52.53       88.64
3.00%                     76.69       81.40       27.92       82.73
5.00%                     75.33       80.11       22.64       80.72
6.00%                     73.32       76.74       38.63       72.31
--------------------------------------------------------------------------------
TOTAL                     75.97%      80.68%      25.69%      81.62%
================================================================================


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal, state or local income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                      Distribution by Periodic Lifetime Cap


   Periodic                                                              Weighted                           Avg.
   Lifetime                   Number Of     Principal    Pct. Of Pool   Avg. Gross       Weighted         Principal
      Cap                        Loans        Balance    By Prin. Bal.   Coupon       Avg. Orig. FICO      Balance
--------------------------------------------------------------------------------------------------------------------------
5.00%                               4       $1,266,897       0.39%      5.140%              708         $316,724
5.38%                               2          966,493       0.30       5.456               702          483,246
5.50%                               4        1,704,974       0.53       5.550               731          426,244
5.63%                               4        1,276,668       0.40       5.375               779          319,167
5.75%                               9        3,735,180       1.16       5.363               729          415,020
6.00%                           1,042      307,423,970      95.71       5.731               692          295,033
6.38%                               1          329,480       0.10       5.500               689          329,480
6.50%                               3        1,101,372       0.34       5.391               691          367,124
6.63%                               4        1,386,296       0.43       5.179               768          346,574
6.75%                               1          367,205       0.11       5.750               669          367,205
6.88%                               2        1,268,544       0.39       5.363               722          634,272
7.00%                               1          384,811       0.12       7.625               667          384,811
--------------------------------------------------------------------------------------------------------------------------
TOTAL                           1,077     $321,211,889     100.00%      5.718%              693         $298,247
==========================================================================================================================
                         Weighted    Weighted
                           Avg.      Avg. Comb.  Pct. Full  Pct. Owner
                       Original LTV    LTV       Loan Doc    Occupied
--------------------------------------------------------------------------------
5.00%                     79.61%      90.79%      75.06%      88.04%
5.38%                     80.00       87.36      100.00      100.00
5.50%                     72.28       75.45      100.00      100.00
5.63%                     73.02       79.48      100.00      100.00
5.75%                     72.47       74.19       49.06       91.63
6.00%                     76.10       80.81       24.26       81.11
6.38%                     80.00       80.00        0.00      100.00
6.50%                     64.60       81.08       30.42      100.00
6.63%                     68.19       68.20        0.00       91.52
6.75%                     79.77       79.77        0.00      100.00
6.88%                     69.08       69.08       69.76       69.76
7.00%                     80.00      100.00        0.00      100.00
--------------------------------------------------------------------------------
TOTAL                     75.97%      80.68%      25.69%      81.62%
================================================================================


                             Distribution by Margin

                                                                         Weighted                           Avg.
                              Number Of     Principal    Pct. Of Pool   Avg. Gross       Weighted         Principal
Margin (%)                       Loans        Balance    By Prin. Bal.   Coupon          Avg. FICO         Balance
--------------------------------------------------------------------------------------------------------------------------
2.25%                              29       $5,775,341       1.80%      5.417%              716         $199,150
2.38%                               1          108,620       0.03       4.250               781          108,620
2.50%                               1          799,400       0.25       4.625               718          799,400
2.69%                               1          117,503       0.04       5.125               680          117,503
2.75%                           1,010      304,660,631      94.85       5.708               693          301,644
3.00%                               2        3,135,758       0.98       5.784               663        1,567,879
3.25%                               2          286,675       0.09       5.699               694          143,337
3.38%                               1          276,092       0.09       5.875               668          276,092
3.40%                               1          394,817       0.12       6.500               703          394,817
3.42%                               1          269,129       0.08       5.625               670          269,129
3.50%                               4          937,258       0.29       6.016               692          234,315
3.62%                               1          159,774       0.05       6.375               688          159,774
3.63%                               2          347,483       0.11       5.276               715          173,741
3.66%                               1          423,000       0.13       6.500               716          423,000
3.67%                               2          310,437       0.10       6.543               735          155,219
3.75%                               2          554,153       0.17       6.523               642          277,076
3.77%                               1           85,308       0.03       7.500               637           85,308
3.78%                               1          128,700       0.04       7.250               713          128,700
3.81%                               2          362,819       0.11       7.288               753          181,410
4.00%                               3          436,541       0.14       7.493               755          145,514
4.50%                               1           70,173       0.02       6.500               667           70,173
5.00%                               2          475,330       0.15       6.714               707          237,665
5.63%                               1          384,811       0.12       7.625               667          384,811
6.13%                               1          129,776       0.04       6.750               616          129,776
6.25%                               1          152,053       0.05       5.875               639          152,053
6.50%                               1          231,250       0.07       8.250               644          231,250
6.88%                               1          149,479       0.05       6.750               602          149,479
7.37%                               1           49,578       0.02       7.490               626           49,578
--------------------------------------------------------------------------------------------------------------------------
TOTAL                           1,077     $321,211,889     100.00%      5.718%              693         $298,247
==========================================================================================================================
                         Weighted    Weighted
                           Avg.      Avg. Comb.  Pct. Full  Pct. Owner
                       Original LTV    LTV       Loan Doc    Occupied
--------------------------------------------------------------------------------
2.25%                     74.86%      78.64%      40.60%      76.39%
2.38%                     50.46       50.46        0.00        0.00
2.50%                     80.00       94.94      100.00      100.00
2.69%                     46.97       46.97        0.00        0.00
2.75%                     75.94       80.77       24.95       81.86
3.00%                     66.68       66.68        6.72      100.00
3.25%                     92.54       92.54      100.00      100.00
3.38%                     90.00       90.00      100.00      100.00
3.40%                     89.82       89.82      100.00      100.00
3.42%                     84.38       84.38        0.00      100.00
3.50%                     80.21       80.21       17.11       41.97
3.62%                     90.04       90.04      100.00      100.00
3.63%                     59.06       59.06        0.00        0.00
3.66%                     90.00       90.00        0.00      100.00
3.67%                     95.00       95.00      100.00      100.00
3.75%                     79.84       82.01      100.00       71.82
3.77%                     95.00       95.00      100.00      100.00
3.78%                     90.00       90.00      100.00        0.00
3.81%                     95.00       95.00        0.00      100.00
4.00%                     92.94       92.94      100.00        0.00
4.50%                     95.00       95.00      100.00      100.00
5.00%                     73.11       73.11        0.00       42.78
5.63%                     80.00      100.00        0.00      100.00
6.13%                     53.06       53.06        0.00      100.00
6.25%                     89.00       89.00      100.00      100.00
6.50%                     80.00       80.00        0.00        0.00
6.88%                     53.96       53.96      100.00      100.00
7.37%                     76.92       76.92        0.00        0.00
--------------------------------------------------------------------------------
TOTAL                     75.97%      80.68%      25.69%      81.62%
================================================================================



This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal, state or local income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

WAC Cap and the Effective WAC Cap. The WAC Cap and the Effective WAC Cap (the WAC Cap plus the purchased interest rate cap) for each Distribution Date are as set forth in the following table. Bonds pay on the 25th (or next business day). The information in the following table has been prepared in accordance with the following assumptions (i) one-month LIBOR and six-month LIBOR remain constant at 20.00%, and (ii) prepayments on the mortgage loans occur at the Pricing Prepayment Assumption. It is highly unlikely, however, that prepayments on the mortgage loans will occur at the Pricing Prepayment Assumption or at any other constant percentage. There is no assurance, therefore, of whether or to what extent the actual mortgage rates on the mortgage loans on any distribution date will conform to the corresponding rate set forth for that distribution date in the following table.

          Distribution                                        Effective
              Date                  WAC Cap (%)              WAC Cap (%)
          ------------              -----------              -----------
           26-Jul-04                  5.68934                 10.00000
           25-Aug-04                  5.31004                 10.00000
           27-Sep-04                  4.82730                 10.00000
           25-Oct-04                  5.68931                 10.00000
           26-Nov-04                  4.97814                 10.00000
           27-Dec-04                  5.13872                 10.00000
           25-Jan-05                  5.49311                 10.00000
           25-Feb-05                  5.13870                 10.00000
           25-Mar-05                  5.68927                 10.00000
           25-Apr-05                  5.13869                 10.00000
           25-May-05                  5.30997                 10.00000
           27-Jun-05                  4.82724                 10.00000
           25-Jul-05                  5.68924                 10.00000
           25-Aug-05                  5.13866                 10.00000
           26-Sep-05                  4.97874                 10.00000
           25-Oct-05                  5.49378                 10.00000
           25-Nov-05                  5.14101                 10.00000
           27-Dec-05                  4.98152                 10.00000
           25-Jan-06                  5.49684                 10.00000
           27-Feb-06                  4.83096                 10.00000
           27-Mar-06                  5.74904                 10.00000
           25-Apr-06                  5.58859                 10.00000
           25-May-06                  5.40744                 10.00000
           26-Jun-06                  5.07294                 10.00000
           25-Jul-06                  5.59767                 10.00000
           25-Aug-06                  5.23782                 10.00000
           25-Sep-06                  5.46843                 10.00000
           25-Oct-06                  5.76068                 10.00000
           27-Nov-06                  5.24002                 10.00000
           26-Dec-06                  5.97531                 10.00000
           25-Jan-07                  5.80025                 10.00000
           26-Feb-07                  5.45908                 10.00000
           26-Mar-07                  6.51532                 10.00000
           25-Apr-07                  6.42713                 10.00000
           25-May-07                  6.42708                 10.00000
           25-Jun-07                  6.24787                 10.00000
           25-Jul-07                  6.45608                 10.00000
           27-Aug-07                  5.92516                 10.00000
           25-Sep-07                  7.19352                 10.00000
           25-Oct-07                  7.13485                 10.00000
           26-Nov-07                  6.68880                 10.00000
           26-Dec-07                  7.15168                 10.00000
           25-Jan-08                  7.19300                 10.00000
           25-Feb-08                  7.00437                 10.00000
           25-Mar-08                  7.77881                 10.00000
           25-Apr-08                  7.69883                 10.00000
           27-May-08                  7.45814                 10.00000
           25-Jun-08                  8.23109                 10.00000
           25-Jul-08                  7.95660                 10.00000
           25-Aug-08                  7.70041                 10.00000
           25-Sep-08                  7.75322                 10.00000
           27-Oct-08                  7.63078                 10.00000
           25-Nov-08                  8.42451                 10.00000
           26-Dec-08                  7.88190                 10.00000
           26-Jan-09                  7.89420                 10.00000
           25-Feb-09                  8.17153                 10.00000
           25-Mar-09                  9.17468                 10.00000
           27-Apr-09                  8.12599                 10.00000
           26-May-09                  9.26107                 10.00000
           25-Jun-09                  8.95567                  8.95567
           27-Jul-09                  8.41758                  8.41758
           25-Aug-09                  9.33037                  9.33037
           25-Sep-09                  9.40759                  9.40759
           26-Oct-09                 10.23084                 10.23084
           25-Nov-09                 10.57221                 10.57221
           28-Dec-09                  9.61305                  9.61305
           25-Jan-10                 11.33022                 11.33022
           25-Feb-10                 10.24807                 10.24807
           25-Mar-10                 11.80314                 11.80314
           26-Apr-10                 10.59333                 10.59333
           25-May-10                 11.69778                 11.69778
           25-Jun-10                 10.94309                 10.94309
           26-Jul-10                 10.94310                 10.94310
           25-Aug-10                 11.30787                 11.30787
           27-Sep-10                 10.27989                 10.27989
           25-Oct-10                 12.11558                 12.11558
           26-Nov-10                 10.60114                 10.60114
           27-Dec-10                 10.94312                 10.94312
           25-Jan-11                 11.69782                 11.69782
           25-Feb-11                 10.94313                 10.94313
           25-Mar-11                 12.11561                 12.11561
           25-Apr-11                 10.94314                 10.94314
           25-May-11                 11.30791                 11.30791
           27-Jun-11                 10.27992                 10.27992
           25-Jul-11                 12.11563                 12.11563
           25-Aug-11                 10.94315                 10.94315
           26-Sep-11                 10.60119                 10.60119
           25-Oct-11                 11.69786                 11.69786
           25-Nov-11                 10.94317                 10.94317
           27-Dec-11                 10.60120                 10.60120
           25-Jan-12                 11.69788                 11.69788
           27-Feb-12                 10.27996                 10.27996
           26-Mar-12                 12.11567                 12.11567
           25-Apr-12                 11.30797                 11.30797
           25-May-12                 11.30797                 11.30797
           25-Jun-12                 10.94320                 10.94320
           25-Jul-12                 11.30798                 11.30798
           27-Aug-12                 10.27999                 10.27999
           25-Sep-12                 11.69792                 11.69792
           25-Oct-12                11.308100                11.308100


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal, state or local income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

          Distribution                                        Effective
              Date                  WAC Cap (%)              WAC Cap (%)
          ------------              -----------              -----------
           26-Nov-12                 10.60125                 10.60125
           26-Dec-12                 11.30801                 11.30801
           25-Jan-13                 11.30801                 11.30801
           25-Feb-13                 10.94324                 10.94324
           25-Mar-13                 12.11574                 12.11574
           25-Apr-13                 10.94325                 10.94325
           28-May-13                 10.28003                 10.28003
           25-Jun-13                 12.11576                 12.11576
           25-Jul-13                 11.30805                 11.30805
           26-Aug-13                 10.60130                 10.60130
           25-Sep-13                 11.30806                 11.30806
           25-Oct-13                 11.30806                 11.30806
           25-Nov-13                 10.94329                 10.94329
           26-Dec-13                 10.94330                 10.94330
           27-Jan-14                 10.60132                 10.60132
           25-Feb-14                 11.69802                 11.69802
           25-Mar-14                 12.11581                 12.11581
           25-Apr-14                 10.94332                 10.94332
           27-May-14                 10.60135                 10.60135
           25-Jun-14                 11.69805                 11.69805
           25-Jul-14                 11.30812                 11.30812
           25-Aug-14                 10.94334                 10.94334


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal, state or local income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Appendix A

This transaction will contain a 1 month LIBOR interest rate cap agreement (the "Interest Rate Cap") available to pay Basis Risk Carry Forward Amounts on all LIBOR Certificates in the manner described herein. The Interest Rate Cap will have an initial notional amount of $319,437,289 (the initial fix rate notional amount), a term of 60 months beginning on the second distribution date and a strike rate as detailed in the table below with an upper collar of 10.00%.

The Interest Rate Cap Notional Amount Amortization Schedule
-----------------------------------------------------------

           Distribution Period                           Interest Rate Cap
                (months)        Cap Strike Rate (%)     Notional Amount ($)
           -------------------  -------------------     -------------------
                   1                       5.68934           319,437,289.22
                   2                       5.31004           309,962,817.30
                   3                       4.82730           300,768,757.59
                   4                       5.68931           291,846,825.44
                   5                       4.97814           283,188,980.58
                   6                       5.13872           274,787,419.97
                   7                       5.49311           266,634,570.79
                   8                       5.13870           258,723,083.65
                   9                       5.68927           251,045,826.02
                  10                       5.13869           243,595,875.81
                  11                       5.30997           236,366,515.21
                  12                       4.82724           229,351,224.64
                  13                       5.68924           222,543,676.92
                  14                       5.13866           215,937,731.58
                  15                       4.97874           209,527,429.39
                  16                       5.49378           203,307,017.18
                  17                       5.14101           197,270,850.34
                  18                       4.98152           191,413,549.80
                  19                       5.49684           185,729,803.63
                  20                       4.83096           180,214,433.20
                  21                       5.74904           174,862,473.66
                  22                       5.58859           169,670,723.30
                  23                       5.40744           164,626,415.06
                  24                       5.07294           159,731,808.28
                  25                       5.59767           154,982,428.60
                  26                       5.23782           150,373,889.57
                  27                       5.46843           145,902,049.02
                  28                       5.76068           141,568,271.64
                  29                       5.24002           137,365,215.98
                  30                       5.97531           133,286,673.76
                  31                       5.80025           129,329,190.81
                  32                       5.45908           125,489,497.40
                  33                       6.51532           121,764,046.15
                  34                       6.42713           118,139,974.74
                  35                       6.42708           114,604,766.16
                  36                       6.24787           111,174,875.14
                  37                       6.45608           107,847,632.03
                  38                       5.92516           104,619,519.89
                  39                       7.19352           101,488,554.88
                  40                       7.13485            98,457,370.91
                  41                       6.68880            95,519,157.68
                  42                       7.15168            92,668,252.46
                  43                       7.19300            89,902,224.50
                  44                       7.00437            87,218,895.34
                  45                       7.77881            84,615,712.83
                  46                       7.69883            82,092,558.55



This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal, state or local income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

           Distribution Period                           Interest Rate Cap
                (months)        Cap Strike Rate (%)     Notional Amount ($)
           -------------------  -------------------     -------------------

                  47                       7.45814            79,648,945.81
                  48                       8.23109            77,277,777.73
                  49                       7.95660            74,976,897.06
                  50                       7.70041            72,744,242.00
                  51                       7.75322            70,577,799.19
                  52                       7.63078            68,476,033.16
                  53                       8.42451            66,438,339.99
                  54                       7.88190            64,460,855.74
                  55                       7.89420            62,541,995.94
                  56                       8.17153            60,680,136.64
                  57                       9.17468            58,872,928.27
                  58                       8.12599            57,108,615.28
                  59                       9.26107            55,386,323.95


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal, state or local income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.